Exhibit 99

PRESS RELEASE

GE Announces Launch of Debt Tender Offers

GE Announces Tender Offers to Purchase: (1) Any and All of the Notes Listed in Table I Below, (2) Up to $1,000,000,000 Aggregate Purchase Price of the GE Capital Notes Listed in Table II Below, and (3) Up to $1,000,000,000 Aggregate Purchase Price of the GE Company Notes Listed in Table III Below

•	Next step in previously announced deleveraging plan to strengthen balance sheet and achieve <2.5X Net Debt to EBITDA target.

•	Since end of ’18, reduced gross debt by $43B … post close of the GECAS/AerCap transaction, expect to reduce debt by >$70B.

•	Continue to evaluate potential deleveraging actions based on economics, deleveraging impact, risk mitigation and optimal capital structure.

BOSTON – May 24, 2021 – GE (NYSE:GE) announces its offers to purchase for cash:

•	any and all of the debt securities listed in Table I below (the “Any and All Notes” and such offer to purchase, the “Any and All Tender Offer”), each originally issued either by GE or General Electric Capital Corporation (“GE Capital”) (and assumed by GE);
•	up to $1,000,000,000 (the “Capital Notes Maximum Amount”) aggregate purchase price of the debt securities listed in Table II below (the “GE Capital Notes” and such offer to purchase, the “Capital Notes Tender Offer”), each originally issued by GE Capital (and assumed by GE); and
•	up to $1,000,000,000 (the “Company Notes Maximum Amount”) aggregate purchase price of the debt securities listed in Table III below (the “GE Company Notes” and such offer to purchase, the “Company Notes Tender Offer”), each originally issued by GE.
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Table I

Any and All Notes: NO CAP ON AGGREGATE PURCHASE PRICE

			Principal
			Amount	Early		Bloomberg
	Security	Applicable	Outstanding	Participation	Reference	Reference	Fixed Spread
Title of Security	Identifier(s)	Maturity Date	(millions)	Amount (1)(2)	Security	Page/Screen	(basis points)
4.650% Notes	CUSIP:	October 17, 2021	$469	$50	2.875% U.S.T.	FIT3	25
due 2021(1)	36962G5J9				due 10/15/2021
	ISIN:
	US36962G5J92
3.150% Notes	CUSIP:	September 7,	$676	$50	0.125% U.S.T.	FIT4	25
due 2022(1)	36962G6F6	2022			due 8/31/2022
	ISIN:
	US36962G6F61
2.700% Notes	CUSIP:	October 9, 2022	$954	$50	0.125% U.S.T.	FIT4	25
due 2022(2)	369604BD4				due 9/30/2022
	ISIN:
	US369604BD45
3.100% Notes	CUSIP:	January 9, 2023	$766	$50	0.125% U.S.T.	FIT4	30
due 2023(1)	36962G6S8				due 12/31/2022
	ISIN:
	US36962G6S82
Total			$2,865

(1) Originally issued by GE Capital.

(2) Originally issued by GE.

Table II

GE CAPITAL NOTES: AGGREGATE PURCHASE PRICE OF UP TO $1,000,000,000

			Principal
			Amount		Early		Bloomberg
Title of	Security	Applicable	Outstanding	Acceptance	Participation	Reference	Reference	Fixed Spread
Security	Identifier(s)	Maturity Date	(millions)	Priority Level	Amount (1)(2)	Security	Page/Screen	(basis points)
6.150% Notes	CUSIP:	August 7, 2037	$888	1	$50	2.250% U.S.T.	FIT1	104
due 2037	36962G3A0					due 5/15/2041
	ISIN:
	US36962G3A02
5.875% Notes	CUSIP:	January 14,	$2,930	2	$50	2.250% U.S.T.	FIT1	107
due 2038	36962G3P7	2038				due 5/15/2041
	ISIN:
	US36962G3P70
6.875% Notes	CUSIP:	January 10,	$2,021	3	$50	2.250% U.S.T.	FIT1	115
due 2039	36962G4B7	2039				due 5/15/2041
	ISIN:
	US36962G4B75
Total			$5,839

Table III

GE COMPANY NOTES: AGGREGATE PURCHASE PRICE OF UP TO $1,000,000,000

			Principal
			Amount		Early		Bloomberg
Title of	Security	Applicable	Outstanding	Acceptance	Participation	Reference	Reference	Fixed Spread
Security	Identifier(s)	Maturity Date	(millions)	Priority Level	Amount (1)(2)	Security	Page/Screen	(basis points)
4.250% Notes	CUSIP:	May 1, 2040	$1,500	1	$50	2.250% U.S.T.	FIT1	107
due 2040	369604BX0					due 5/15/2041
	ISIN:
	US369604BX09
4.125% Notes	CUSIP:	October 9,	$856	2	$50	2.250% U.S.T.	FIT1	112
due 2042	369604BF9	2042				due 5/15/2041
	ISIN:
	US369604BF92
4.500% Notes	CUSIP:	March 11,	$1,000	3	$50	2.250% U.S.T.	FIT1	119
due 2044	369604BH5	2044				due 5/15/2041
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	ISIN:
	US369604BH58
4.350% Notes	CUSIP:	May 1, 2050	$3,750	4	$50	1.875% U.S.T.	FIT1	119
due 2050	369604BY8					due 2/15/2051
	ISIN:
	US369604BY81
Total			$7,106

(1)	Per $1,000 principal amount.
(2)	The applicable Total Consideration payable for each series of Notes will be at a price per $1,000 principal amount of such series of Notes validly tendered on or prior to the applicable Early Participation Date and accepted for purchase by GE, which is calculated using the applicable Fixed Spread, and includes the applicable Early Participation Amount. In addition, holders whose Notes are accepted for purchase will also receive any Accrued Interest on such Notes. Holders of Notes that are validly tendered after the applicable Early Participation Date and at or before the applicable Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Notes.

The GE Capital Notes and the GE Company Notes are together referred to as the “Maximum Notes.” The Any and All Notes, the GE Capital Notes and the GE Company Notes are together referred to as the “Notes.” The Capital Notes Tender Offer and the Company Notes Tender Offer are together referred to as the “Maximum Notes Tender Offers,” and each, a “Maximum Notes Tender Offer.” The Any and All Tender Offer, the Capital Notes Tender Offer and the Company Notes Tender Offer are together referred to as the “Tender Offers,” and each, a “Tender Offer.”

Each Tender Offer is made upon the terms and subject to the conditions set forth in the offer to purchase, dated May 24, 2021 (as it may be amended or supplemented from time to time, the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: www.dfking.com/ge .

Timetable for the Tender Offers

Event	Date
Commencement of the Offers	May 24, 2021.
Early Participation Date	5:00 p.m., New York City time, on June 7, 2021, unless extended with respect to any Tender Offer by GE in its sole and absolute discretion.
Withdrawal Date	5:00 p.m., New York City time, on June 7, 2021, unless extended with respect to any Tender Offer by GE in its sole and absolute discretion.
Reference Yield Determination Date	10:00 a.m., New York City time, on June 8, 2021, unless extended with respect to any Tender Offer by GE in its sole and absolute discretion.
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Event	Date
Early Payment Date	Expected to be on or about June 9, 2021, as the applicable Early Payment Date will promptly follow the Early Participation Date.
Expiration Date	11:59 p.m., New York City time, on June 21, 2021, unless extended with respect to any Tender Offer by GE in its sole and absolute discretion.
Final Payment Date	Expected to be on or about June 23, 2021, as the Final Payment Date will promptly follow the applicable Expiration Date.
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Purpose of the Tender Offers

The purpose of the Tender Offers is to purchase certain outstanding debt issued by GE or GE Capital and to reduce our leverage consistent with our previously announced plans. Notes that are accepted in the Tender Offers will be purchased, retired and cancelled by GE or GE capital, as applicable, and will no longer remain outstanding obligations of GE.

Details of the Tender Offers

Each of the Tender Offers will expire at 11:59 p.m., New York City time, on June 21, 2021, unless extended by GE in respect of any of the Tender Offers or if any of the Tender Offers is earlier terminated by GE in its sole and absolute discretion (such date and time, as the same may be extended with respect to any of the Tender Offers, the “Expiration Date”). Notes tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on June 7, 2021, unless extended by GE in respect of any of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended with respect to any of Tender Offers, the applicable “Withdrawal Date”), but not thereafter.

Maximum Notes validly tendered and not validly withdrawn pursuant to each Maximum Notes Tender Offer and accepted for purchase will be accepted in accordance with the applicable acceptance priority levels set forth in Table II or Table III above, as applicable (the “Acceptance Priority Levels”), and may be subject to proration, all as more fully described herein and in the Offer to Purchase.

Holders (the “Holders”) of the Notes that are validly tendered at or before 5:00 p.m., New York City time, on June 7, 2021, unless extended by GE in respect of any of the Tender Offers (such date and time, as the same may be extended with respect to any of the Tender Offers, the applicable “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase will receive the applicable Total Consideration (as defined below) for their Notes, which includes the applicable early participation amount for the applicable series of Notes set forth in Table I, Table II or Table III above, as applicable (the applicable “Early Participation Amount”), together with any Accrued Interest (as defined below). Holders validly tendering their Notes after the applicable Early Participation Date but before the applicable Expiration Date will only be eligible to receive the applicable “Late Tender Offer Consideration” which is equal to the applicable Total Consideration minus the applicable Early Participation Amount, together with any Accrued Interest.

Each Tender Offer is subject to certain conditions. Subject to GE’s right to terminate any of the Tender Offers, and subject to the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable, the Acceptance Priority Levels of each series of Maximum Notes and proration (if applicable), GE will purchase (i) the Notes that have been validly tendered (and not subsequently validly withdrawn) at or before the applicable Early Participation Date, subject to all conditions to the applicable Tender Offer having been satisfied or waived by GE, promptly following the applicable Early Participation Date (the date of such purchase, which is expected to be the second business day following the applicable Early Participation Date, the applicable “Early Payment Date”) and (ii) the Notes that have been validly tendered after the applicable Early Participation Date but at or before the applicable Expiration Date, subject to all conditions to the applicable Tender Offer having been satisfied or waived by GE, promptly following the applicable Expiration Date (the date of such purchase, which is expected to be the second business day following the applicable Expiration Date, the applicable “Final Payment Date”, and together with the applicable Early Payment Date, each a “Payment Date”).

With respect to each Maximum Notes Tender Offer, the Maximum Notes accepted for purchase will be accepted in accordance with their Acceptance Priority Levels (with 1 being the highest Acceptance

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Priority Level and 3 being the lowest Acceptance Priority Level for the Capital Notes Tender Offer and with 1 being the highest Acceptance Priority Level and 4 being the lowest Acceptance Priority Level for the Company Notes Tender Offer), subject to the limitations that (i) the aggregate purchase price paid pursuant to the Capital Notes Tender Offer will not exceed the Capital Notes Maximum Amount, and (ii) the aggregate purchase price paid pursuant to the Company Notes Tender Offer will not exceed the Company Notes Maximum Amount.

With respect to each Maximum Notes Tender Offer, Maximum Notes validly tendered and not validly withdrawn on or before the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any tendered Maximum Notes having a lower Acceptance Priority Level are accepted in such Tender Offer, and all Maximum Notes validly tendered after the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any Maximum Notes tendered after the applicable Early Participation Date having a lower Acceptance Priority Level are accepted in such Tender Offer, in each case subject to the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable. Maximum Notes validly tendered and not validly withdrawn on or before the applicable Early Participation Date will be accepted for purchase in priority to other Maximum Notes tendered after the applicable Early Participation Date, even if such Maximum Notes tendered after the applicable Early Participation Date have a higher Acceptance Priority Level than Maximum Notes tendered on or before the applicable Early Participation Date, in each case subject to the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable.

Subject to any increase or decrease to the Capital Notes Maximum Amount or the Company Notes Maximum Amount, if purchasing all of the Maximum Notes of a series tendered prior to or at the applicable Early Participation Date would cause the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable, to be exceeded, the amount of that series of Maximum Notes purchased on the Early Payment Date will be prorated based on the aggregate principal amount of that series of Maximum Notes tendered such that the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable, will not be exceeded. Furthermore, with respect to each Maximum Notes Tender Offer, if the amount of Maximum Notes validly tendered and not validly withdrawn prior to or at the Early Participation Date exceeds the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable, Holders who validly tender such Maximum Notes after the applicable Early Participation Date will not have any of their Maximum Notes accepted for purchase regardless of the Acceptance Priority Level of such Maximum Notes unless GE increases the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable.

GE reserves the right, but is not obligated, to (i) increase the Capital Notes Maximum Amount or the Company Notes Maximum Amount, or (ii) decrease the Capital Notes Maximum Amount or the Company Notes Maximum Amount, in its sole and absolute discretion and in accordance with applicable law. Any such increase or decrease will be made on the basis of Maximum Notes validly tendered through the Early Participation Date, and announced no later than 5:00 p.m., New York City time, on the business day immediately following the Early Participation Date. Any such increase or decrease may be made without extending the Withdrawal Date or otherwise reinstating withdrawal rights, except as required by applicable law.

With respect to each Maximum Notes Tender Offer, if, on the applicable Early Payment Date and the applicable Final Payment Date, there are sufficient remaining funds to purchase some, but not all, of the remaining tendered Maximum Notes in any Acceptance Priority Level without exceeding the Capital Notes Maximum Amount or the Company Notes Maximum Amount, as applicable, GE will accept for payment such tendered Maximum Notes on a prorated basis, with the proration factor for

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such Acceptance Priority Level depending on the aggregate principal amount of Maximum Notes of such Acceptance Priority Level validly tendered.

The “Total Consideration” payable for each series of Notes will be a price per $1,000 principal amount of such series of Notes equal to an amount, calculated in accordance with Schedule A to the Offer to Purchase that would reflect, as of the applicable Early Payment Date, a yield to the maturity date of such series of Notes equal to the sum of (i) the Reference Yield (as defined below) for such series, determined at 10:00 a.m. (New York City time), on the business day following the applicable Early Participation Date (the “Reference Yield Determination Date”) plus (ii) the fixed spread applicable to such series, as set forth in Table I, Table II or Table III above, as applicable (the “Fixed Spread”), in each case minus accrued and unpaid interest on the Notes from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the applicable Payment Date (“Accrued Interest”). The “Reference Yield” means the yield of the applicable reference security listed in Table I, Table II or Table III above (the “Reference Security”) for such series.

For further details on the procedures for tendering the Notes, please refer to the Offer to Purchase, including the procedures set out under the heading “The Tender Offers—Procedures for Tendering Notes” of the Offer to Purchase.

GE has retained BofA Securities, Inc. and J.P. Morgan Securities LLC to act as the Lead Dealer Managers, and BNP Paribas Securities Corp., Deutsche Bank Securities Inc., Blaylock Van, LLC and CastleOak Securities, L.P. to act as Co-Managers, in connection with the Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Offers should be directed to BofA Securities, Inc. at +1 (704) 999-4067 (collect) or to J.P. Morgan Securities LLC at +1 (866) 834-4666 (toll free), +1 (212) 834-4045 (collect).

D.F. King & Co., Inc. has been appointed the information and tender agent with respect to the Offers (the “Information and Tender Agent”). Questions or requests for assistance in connection with the Offers for the Notes or for additional copies of the Offer to Purchase, may be directed to the Information and Tender Agent at +1 (877) 732-3617 (toll free) or +1 (212) 269-5550 (collect), or via e-mail at ge@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offers. The Offer to Purchase can be accessed at the Offer Website: http://www.dfking.com/ge.

GE reserves the right, in its sole discretion, not to purchase any Notes or to extend, re-open, withdraw or terminate any Tender Offer and to amend or waive any of the terms and conditions of any Tender Offer in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Tender Offer, as applicable.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Notes when such intermediary would require to receive instructions from a Holder in order for that the Holder to be able to participate in the Tender Offers before the deadlines specified above. The deadlines set by any such will be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the applicable Information Agent and Tender Agent, the corresponding contact details for whom are set out above. Significant delays may be experienced where notices are delivered to the Clearing Systems

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and Holders are urged to contact the applicable Information Agent and Tender Agent for the relevant announcements relating to the Tender Offers. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Tender Offers.

None of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Notes in the Tender Offers.

None of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Notes, or the Tender Offers contained in this announcement or in the Offer to Purchase. None of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of GE, the Dealer Managers, the Trustee, the Paying Agents, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or Notes which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes or any other securities of GE or any of its subsidiaries. The Tender Offers are being made solely pursuant to the Offer to Purchase. The Tender Offers are not being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of GE by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us, GE Capital or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Tender Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

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The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by GE, the Dealer Managers, the Information and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In any European Economic Area member state (a “Relevant State”), this communication is only addressed to and is only directed at qualified investors within the meaning of Regulation (EU) 2017/1129 (as amended or superseded) (the “Prospectus Regulation”) in that Relevant State.

In the United Kingdom, this communication is only addressed to and is only directed at qualified investors within the meaning of the Prospectus Regulation as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, who are also: (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)); or (ii) high net worth companies, and other persons to whom it may otherwise lawfully be communicated, falling within Article 49(2)(a) to (d) of the Financial Promotion Order (such persons together being “relevant persons”). The Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this document or any of its contents.

Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Notes, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

Each Holder participating in the Tender Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Notes pursuant to the Tender Offers from a Holder that is unable to make these representations will not be accepted. Each of GE, the Dealer Managers, the Information and Tender Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Notes pursuant to the Tender Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other

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terms of each Tender Offer; our ability to complete each Tender Offer; impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions, including our plan to combine our GE Capital Aviation Services (“GECAS”) business with AerCap Holdings N.V. (“AerCap”); our de-leveraging plans, including leverage ratios and targets, the timing and nature of specific actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital Global Holdings”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: the continuing severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic, of businesses’ and governments’ responses to the pandemic and of individual factors such as aviation passenger confidence on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; our success in executing and completing asset dispositions or other transactions, including our plan to combine our GECAS business with AerCap and our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions, the ability to secure regulatory approvals and satisfy other closing conditions (as applicable), and the expected proceeds, consideration and benefits to GE; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes and the equity ownership position that we will hold in AerCap after completing our announced plan to combine GECAS with AerCap), oil, natural gas and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position and businesses; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital Global Holdings’ capital and liquidity needs, including in connection with GE Capital Global Holdings’ run-off insurance operations and discontinued operations such as Bank BPH, the amount and timing of any required capital contributions and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital Global Holdings’ ability to sell financial assets; the availability and cost of funding; and GE Capital Global Holdings’ exposure to particular counterparties and markets, including through GE Capital Aviation Services to the aviation sector and adverse impacts related to COVID-19; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses’ global supply chains and strategies; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other dynamics related to the COVID-19 pandemic, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including the

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operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change, and the effects of tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches at GE or third parties; and the other factors that are described in “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, filed with the SEC on April 27, 2021, and our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 12, 2021, as such descriptions may be updated or amended in any future reports we file with the SEC.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we disclaim and we do not undertake any obligation to update or revise any forward-looking statement in this announcement, except as required by applicable law or regulation.

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About GE

GE (NYSE:GE) drives the world forward by tackling its biggest challenges. By combining world-class engineering with software and analytics, GE helps the world work more efficiently, reliably, and safely. For more than 125 years, GE has invented the future of industry, and today it leads new paradigms in additive manufacturing, materials science, and data analytics. GE people are global, diverse and dedicated, operating with the highest integrity and passion to fulfill GE’s mission and deliver for our customers.

GE’s Investor Relations website at www.ge.com/investor and our corporate blog at www.ge.com/reports and @GE_Reports on Twitter, as well as GE’s Facebook page and Twitter accounts, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted.

GE Investor Contact

Steve Winoker, 617.443.3400
Steven.Winoker@GE.com

GE Media Contact

Tara DiJulio, 202.213.6855

Tara.Dijulio@ge.com

Mathilde Milch, 347.267.6821

Mathilde.Milch@ge.com

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